UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2017

Greenwood Hall, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-184796	99-0376273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12424 Wilshire Blvd, Suite 1030, Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)

(310) 907-8300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 1, 2017, Jerry Rubinstein and Cary Sucoff notified Greenwood Hall, Inc., a Nevada Corporation (the “Company”), of their respective resignations as directors on the Board and as members of the Board's Audit Committee, effective July 1, 2017. The resignations of Messrs. Rubinstein and Sucoff were not due to any disagreements relating to the operations, policies or practices of the Company. Copies of Messrs. Rubinstein and Sucoff's letters of resignation are filed herewith as Exhibits 99.1 and 99.2, respectively.

Item 9.01 Financial Statements and Exhibits

(d) Exhibit

99.1       Letter of Resignation from Jerry Rubinstein, dated July 1, 2017

99.2       Letter of Resignation from Cary Sucoff, dated July 1, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENWOOD HALL, INC.
Date: July 17, 2017
	By:	/s/ John Hall
Name: John Hall
Title: Chief Executive Officer